Exhibit 10.6
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Amended and Restated Credit Agreement (“Amendment”) is dated as of January 20, 2023, by and among Fastenal Company, a Minnesota corporation (“Borrower”), the undersigned “Lenders” parties to the Credit Agreement herein defined and Wells Fargo Bank, National Association, a national banking association (in its individual capacity, “Wells Fargo,” and in its administrative agent capacity for the Lenders, “Administrative Agent”).
RECITALS:
A.    Borrower, Administrative Agent and the “Lenders” referred to therein are parties to that certain Amended and Restated Credit Agreement dated as of September 28, 2022 (as the same may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make loans and other financial accommodations available to the Borrower.
B.    Borrower has requested a certain modification to the Credit Agreement, and the Lenders are willing to agree to such modification to the Credit Agreement, all subject and pursuant to the terms and conditions contained in this Amendment.
NOW, THEREFORE, the parties hereby agree to amend the Credit Agreement as follows:
1.    Definitions. Capitalized terms not defined in this Amendment have the meanings given to them in the Credit Agreement.
2.    Commitment Fee. The first sentence of Section 4.3(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following effective as of September 28, 2022, and as of such date, the Commitment Fee shall be calculated pursuant to Section 4.3(a) as revised in this Amendment:
Subject to Section 4.15(a)(iii), the Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum, accruing from and after the Closing Date to the Revolving Credit Maturity Date, equal to the applicable amount for Commitment Fees set forth in the definition of Applicable Margin on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided that the outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee, and, for the avoidance of doubt, the amount of outstanding Letters of Credit shall be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee.
3.     No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect. This Amendment and the Credit Agreement shall be read together, as one document.
4.    Conditions Precedent. The effective date hereof shall be the date that all parties have executed and delivered this Amendment.
5.    Miscellaneous. Except as amended hereby, the Credit Agreement remains in full force and effect in accordance with its original terms. Signature pages to this Amendment may be executed in any number of counterparts and by facsimile or email (PDF) transmission, all of which taken together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWER:
FASTENAL COMPANY

By: /s/ Holden Lewis
Holden Lewis
Its Executive Vice President and
Chief Financial Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]
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AGENTS AND LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
Swingline Lender, Issuing Lender and Lender

By: /s/ Steven Chen
Name: Steven Chen
Its: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]
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MERCHANTS BANK, NATIONAL
ASSOCIATION, as Lender

By: /s/ Steven G. Christopherson
Name: Steven G. Christopherson
Its: Senior Vice President
[Signature Page to First Amendment to Amended and Restated Credit Agreement]
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PNC BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Ana Gaytan
Name: Ana Gaytan
Its: Assistant Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]
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BANK OF AMERICA, N.A.
as Lender

By: /s/ Chad Kardash
Name: Chad Kardash
Its: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]
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CITIBANK, N.A.,
as Lender

By: /s/ Andrew Stella
Name: Andrew Stella
Its: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]
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